Ac

elerating Celanese

Celanese Investor Day

December 13, 2005

St. Regis Hotel, New York

 This release reflects three performance measures, net debt, adjusted EBITDA, and diluted adjusted earnings per share as non-U.S. GAAP measures.  The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for net debt is total debt; for adjusted EBITDA is net earnings (loss); for diluted adjusted earnings per share is net earnings (loss); and, for adjusted basic earnings per share is income available to common shareholders.  For a reconciliation of these non-U.S. GAAP measures to U.S. GAAP figures, see the accompanying schedules to this release.

Forward Looking Statements, Reconciliation and Use of Non-GAAP Measures
to U.S. GAAP

 Adjusted EBITDA, a measure used by management to measure performance, is defined as earnings (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization, and further adjusted for certain cash and non-cash charges.  Our management believes adjusted
EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results.  Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net earnings as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.  Because not all companies use identical calculations, this presentation of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.  Additionally, adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants.  Net debt is defined as total debt less cash and cash equivalents.  Our management uses
net debt to evaluate the Company's capital structure.   Diluted adjusted net earnings per share is defined as income available to common shareholders plus preferred dividends, adjusted for special and one-time expenses and divided by the number of basic common  and diluted preferred shares outstanding as of
September 30, 2005.   We believe that the presentation of all of the non-U.S. GAAP information provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance.  This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.

This presentation may contain “forward-looking statements,” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information.  When used in this presentation, the words
“estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-
looking statements.  All forward-looking statements are based upon current expectations and beliefs and various assumptions.  There can be no assurance that the
Company will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.
Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements.  For a discussion of some of the factors, we recommend that you  review the Company’s Annual Report  on Form 10-K at the SEC’s website at
www.sec.gov.  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-
looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Today’s Agenda

12:15pm

            Lunch

11:30am

Dave Weidman

            Wrap up/Q&A

11:10am

John Gallagher

Building a Case for Value

10:55am

Josh Cheng

Focus on China

10:25am

Lyndon Cole

Performance Driven Solutions

10:10am

Jim Alder

Controlling the Controllables

            Q&A/Break

9:20am

Doug Madden

Positioning for the Future

9:00am

Bill Massa

The Value of a Hybrid Chemical Company

8:40am

John O’Dwyer

Building on our Competitive Advantage

8:20am

Dave Weidman

Accelerating Celanese

Mark Oberle

Introduction/Agenda

Accelerating Celanese

David Weidman, President and CEO

Hybrid

Serving numerous markets with differing profit drivers

Downstream

Basic

Today

2005 Projected Revenue

~50%

~50%

Hybrid

Moving to higher value added segments

Downstream

Basic

50%

50%

Tomorrow

Projected Revenue

Integrated

Engineered
Plastics

Methanol

Merchant sales

Basic Products

Downstream Products

Optionality drives value

Formaldehyde

Acetic Acid

Anhydride and
esters

VAM

Acetate

Nutrinova

Emulsions

Building Block

Areas for
Potential Bolt-
on
Acquisitions

Areas for
Potential Bolt-
on
Acquisitions

Integrated

Nutrinova

Engineered
Plastics

Acetate

Emulsions

Merchant sales

Basic Products

Downstream Products

Extending the value chain for even greater optionality

Formaldehyde

Anhydride and
esters

VAM

Acetic Acid

Building Block

Methanol

Global Today

Well positioned in key regions

*Percentage of 2005 Celanese projected net sales and Celanese share of  equity and cost  investments.

20%*

40%*

40%*

Asia

Europe

North America

Our Global Profile Tomorrow

Continue with joint
ventures

Nanjing  Complex

New GUR plant

Building our presence in growth regions

KEPCO, Polyplastics
subsidiary, Taiwan.

Korea
Engineering
Plastics

Zhuhai and
Kunming
Fibers Co.

Polyplastics

Polyplastics,
Malaysia

Celanese
Chemicals,
Singapore

Nantong Cellulose
Fibers Co.

Nanjing Acetyl
Complex, China

33% of
Sales in
Asia

Market Leader Today

2005 Sales

85%

Chemical
Products

Ticona

Acetate

Nutrinova

Leading with a customer focused culture

Polyacetal

UHMW PE*

Liquid crystal polymers

Sunett

Acetic Acid

Vinyl Acetate

Acetic Anhydride

VAE Emulsions

PVOH

Carboxylic Acids

Products holding
#1 or #2 positions:

Acetate filter tow

*Ultra high molecular weight polyethylene

Better Positioned Tomorrow

Future Total Sales

90 - 95%

Products holding
#1 or #2 positions

Chemical
Products

Ticona

Acetate

Nutrinova

Continue to focus the portfolio

Best-in-Class Technology
Today

Acetic Acid: Lowest Cost Producer
$ per ton (full cash cost)

1,000

5,000

7,000

9,000

3,000

By-prod

AO PlusTM/Leading
Competition

Conventional MeOH/CO

LPO/Naphtha

Acetaldehyde

Ethanol

Celanese

Nanjing –
Lowest Cost Integrated Acetyls Complex

Acetic Acid Unit

VAM Unit

Admin &

Control
Room

VAE

Ware-
house

Waste

Water

Flare

Integrated

Low cost
technology

Advantaged
feedstock

Coal-based CO

Expandable
technology

Methanol

CO

Finished
Products

$600 million+ in revenue from Nanjing products

Power

Substation

Leadership Execution Today

Productivity improvement versus peer group

Celanese has outperformed peers in productivity

0%

5%

10%

15%

20%

2000

First Half 2005

Celanese

Peer Average

Culture of Continuous Improvement

Productivity improvement versus peer group

Objective is to outperform peer group by 150 -200 bps per year

0%

5%

10%

15%

20%

2000

Future

Celanese

Peer Average

First Half 2005

Cash Generative – Today
Free Cash Flow

*Operating cash flow minus capital expenditures

**Excludes $474 million in excess pension contributions

0

100

200

300

400

500

600

2003

2004*

9 mths 2005

Cash flow positive over operating cycle

Cash Generative – Tomorrow
Free Cash Flow*

*Operating cash flow minus capital expenditures

**Excludes $474 million in excess pension contributions

Range of
Cash

0

100

200

300

400

500

600

2003

2004**

9 mths 2005

Representative

Cash Flow

Strong free cash flow generation ’05 to ‘07

Defining areas for potential substitution

Basis of Competing Systems:

VAM

Acrylate

Styrene

Markets:

Paint & Coatings

Adhesives

Paper

Competing Emulsions Systems
Paint & Coatings Systems

VAM /

Veova

Styrene

Acrylate

VAE

Vinyl

Acrylic

Pure

Acrylic

Methanol + CO                                                                                  Acetic Acid

Acetic Acid + Ethylene + Oxygen                  Vinyl Acetate

Ethylene &
Methanol

Propylene + Oxygen (Air)                                                Acrylic Acid

Acrylic Acid + Butanol                                                          Butyl Acrylate

Propylene

Benzene + Ethylene                                                                  Ethylbenzene

Ethylbenzene                                                                                         Styrene + H2

Benzene &
Ethylene

Celanese acetyls core based on methanol and ethylene

Basic Emulsions Building Blocks

VINYL ACETATE

ACRYLATE

STYRENE

BASIS

Market Drivers:

Shift to ‘stranded gas’, low cost methanol

Celanese captured shift early with Southern Chemical contract

* Based on CMAI Data, December 2005

Methanol Price

Methanol Price History & Forecast*

$0

$50

$100

$150

$200

$250

$300

$350

2003

2004

2005

2006

2007

2008

2009

T2 W Europe

US Gulf

Ethylene to Propylene Ratio Declining

Market Drivers:

Low cost technology
produces ethylene &
propylene as co-
products

Propylene demand
growth higher than
ethylene

Dedicated propylene
production technology
– higher cost
technology

* Based on CMAI Propylene and Ethylene Data, December 2005

Potential long term structural shift in relative pricing

Propylene = 1

1.35 Ratio

1.20 Ratio

1.05 Ratio

0.5

0.7

0.9

1.1

1.3

1.5

1.7

1998

2000

2002

2004

2006

2008

2010

Opportunities for Substitution

* CG propylene price based near parity to ethylene price

Feed and utility costs of downstream
products, $/ton

VAM with MeOH
at alternate fuel
value

Butyl acrylate

Styrene
butadiene
(55% styrene)

Potential for customer shift creating additional growth

Higher crude oil drives
increased advantage
for vinyl systems

Price-performance
shift expected

Attractive Value Proposition

Improving leadership
in attractive businesses

Strong, profitable presence in Asia – and
increasingly so

Vast majority of sales from leading
products – moving higher in the future

Best-in-class technology – and increasing
the advantage

Tremendous cash flow
generation

Historically positive throughout the cycle
– even stronger in the future

Track record of execution

Outperformed peers from 2001 – 2005;
expect to continue

50% downstream businesses – even
higher in the future

Highly integrated – building on core in
future

Clearly Hybrid

Acetyls
Building on Competitive Advantage

John O’Dwyer, President, Acetyls

Integrated

Engineered
Plastics

Acetate

Emulsions

Merchant sales

Basic Products

Downstream Products

Formaldehyde

VAM

Acetic Acid

Anhydride and
esters

Nutrinova

Building Block

Acetic Acid

Acetate

Anhydride and
esters

Methanol

Acetyls

We like this business

Recent announcements

Supply/Demand Fundamentals

Acetic Acid Producers

Total capacity 10,000 kt

Total capacity 5,500 kt

VAM Producers

Source: Tecnon, Celanese (2005 estimates)

Celanese is the Market Leader

Celanese 27%

BP 23%

Others 32%

Jilin 2%

Eastman 3%

Daicel 3%

Lyondell 5%

Showa 1%

SOPO 4%

Celanese 29%

Dow 9%

Lyondell 7%

Dairen 6%

BP 6%

Nippon 4%

DuPont 6%

Others 30%

Kuraray 3%

Singapore

Acid    = 600

VAM   = 210

510

635

725

VAM

1,200

440

1,490

Acetic Acid

ASIA

EUROPE

AMERICAS

Frankfurt

VAM   = 285

Tarragona

VAM = 200

Bay City

VAM  = 300

Clear Lake

Acid  = 1,200

VAM =  310

Cangrejera

VAM  = 115

Anhydride  =   90

Strong global presence in key regions

France

Acid  = 440

VAM = 150

Anhydride =  30

Under consideration

Nanjing

Acid  = 600
VAM  = 300

New Locations

Saudi-Arabia

Pampa

Acid = 290

All values shown in kt per year

Technology Differentiates the Competition

* Source: Celanese Q4 estimates, 2005

AO Plus™ provides capital efficiency and
unmatched operating cost advantage

Cost Curve based on Effective Capacity*
kt

2,000

6,000

8,000

10,000

4,000

By-prod

AO Plus™/Leading
Competition

Conventional
MeOH /CO

LPO/Naphtha

Acetaldehyde

Ethanol

Celanese
technology

Demonstrated Capacity –
Clear Lake Texas

Benefit from AO Plus™

* Unique patents only

Continued Focus on Process Technology

Protecting our competitive advantage

Total Number of Methanol Carbonylation Issued Patents*

10

20

30

40

50

60

Dow & Eastman

Daicel

Celanese & BP

VAntage™ Technology Delivers Competitive
Advantage via Low Cost Growth

90

Tarragona

2005

265

Total

40

Singapore

75

Frankfurt

45

Clear Lake

5

Cangrejera

10

Bay City

VAM Capacity
Added, kt/yr.

2004

2003

Plant

New Production Capacity Records Established

VAntage Plus™ technology to widen the
gap in 2006

Note:  VAntage™ used to produce VAM, AO Plus™ used to produce Acetic Acid

Raw Material Cost Advantages Drive
Further Differentiation

Methanol

Favorable contracts in North America and Europe

Large-buyer leverage in Asia

Cost investment in Ibn Sina (Saudi Arabia)

Carbon Monoxide

Dual supply sources in US Gulf Coast

Coal-based co-product economics in China

Ethylene

Cost based economics in 2 regions

Acetylene as “alternate” feedstock in Europe

Why we like Acetyls

Clear Market Leader

Strong Global Presence

Leading Technology

Advantaged Feedstocks

Recent Celanese Announcements

1.

Construction of VAM  plant adjacent to acetic acid
plant in Nanjing, China

2.

Temporarily suspend the Saudi acetyl project

3.

Pursuing strategic alternatives for butane-based
production in Pampa

4.

Implementation of VAntage™ capacities and
introduction of VAntage Plus™

Nanjing –
Lowest Cost Integrated Acetyls Complex

Acetic Acid Unit

VAM Unit

Admin &

Control
Room

Power

Substation

VAE

Ware-
house

Waste

Water

Flare

Integrated

Low Cost
Technology

Advantaged
Feedstock

Expandable
technology
platform

$600 million+
in revenue from
Nanjing products

Methanol

CO

Finished
Products

Public Data Sources Have Raised Concerns
about Capacity Additions

Celanese does not support this view

Nameplate:                    82%                    80%                                    80%               76%                                 76%

Effective:                          91%                    89%                                    89%                    84%                                   84%

Source:  Available Public Data

Acetic Acid

Many New Acetic Acid Projects Have
Been Announced

Now commercializing

June 2005

200KT

Lunan

Rumored to have started commissioning

Start 2005

150KT

Fanavaran

Construction not yet started

Early 2007

500KT

BP/Sinopec

Target start up Q1 2007

Late ’06/Early ‘07

600KT

Celanese/Nanjing

Operational mid-2005

Early 2005

150KT

BP/Yaraco

Website states Q3 2008

Start 2008

425KT

Sipchem

Completed, explosion 3 days later

Start 2005

150KT

SOPO

No sign of construction

Start 2005

150KT

Wujin

December 2005

Early 2005

300KT

BP/FPC

Commentary

Startup Date

Capacity

Company

Slippage and delays are prevalent in the industry

Celanese Expects a Stronger
Supply/Demand Balance

Celanese View1 :               91%                               93%           92%                      92%             91%
Public Data View 2:                       91%                  89%                               89%              84%                                 84%

High effective capacity utilization through 2008

1Based on effective capacity at 90% of nameplate (Celanese estimate)
2Source:  Available Public Data

Vinyl Acetate Supply/Demand Outlook
Offers Attractive Scenario

*Based on effective capacity at 94% of nameplate

Dairen

350 kta

Celanese
Nanjing

300 kta

Capacity
Utilization*:                97%                                        98%                          94%                                      97%                  95%

Only incremental additions and Celanese Nanjing expected

in this timeframe.

VAM Fundamentals Going Forward are
Favorable

Acrylate overbuild from early 2000’s now fully absorbed
and prices are up significantly

Ethylene: Propylene price ratio is moving toward
1:1 making VAM more competitive

VAM capital costs are a fraction of the capital costs
for an acrylic acid unit

Polymer producers are moving R&D efforts
back to VAM

Could grow at above GDP rates near-term

Acetyls -
Building on Success

Strong market position, advantaged technology, and
favorable cost position

Committed to maintaining #1 position

Favorable industry fundamentals through 2008

Creating a strong base for integrated chain

Value of a Hybrid Chemical Business

Bill Massa

Vice President/General Manager

Acetic Acid

Emulsions

Integrated

Engineered
Plastics

Basic Products

Downstream Products

Downstream value

Formaldehyde

Anhydride and
esters

VAM

Acetate

Nutrinova

Merchant sales

Building Block

Methanol

Value of a Hybrid Chemical Company

Vinyl Acetate Ethylene (VAE) margin is countercyclical
to VAM market price

80

2000

2001

2002

2003

2004

2005

VAM Cost Component

90

100

110

120

130

VAE Margin

Index Q1 2000 = 100

Source: ICIS Europe and Celanese Estimates

$1 Billion downstream business built through strong acquisitions

Growth beyond organic

Bought well

Profitable growth
opportunities

Making acquisitions work

Adding Value Through
Downstream Acquisitions

0

1

2

3

4

5

1999 Basic
Chemicals

Basic Growth
to 2005

* Source: 2005 Celanese Chemicals Sales est.

Downstream
Growth to 2005

24% of Net

Sales

Strong Global Presence – Only Integrated
Supplier

Dallas, TX

China
- Announced July, 2005

- Production 2007

China plant

Enoree, SC

Meredosia, IL

Bridgewater, NJ

Boucherville/Can

Warrington/UK

Geleen/NL

Vinamul

Perstorp / Sweden

Frankfurt / Germany

Koper /  Slovenia

Clariant

Tarragona /  Spain

Guardo /  Spain

Acetex

Tarragona /  Spain

Pasadena, TX

Calvert City, KY

Air Products

2000

2001

2002

2003

2004

2005

Source:     Kline and Company 2004 / Internal Data

                    SBR and Minor Latexes omitted

Celanese #1 in advantaged vinyl systems

Others

Total

(bn lbs.)

BASF

Air
Products

Dow

Rohm &
Haas

Celanese

      - = no sales   *= not in top 4  n.a.=not applicable

Pan Atlantic Emulsions
Vinyl Emulsion Leadership

13.2

37%

9%

10%

9%

21%

14%

Total (% )

n.a.

1

*

3

2

4

n.a.

2

*

3

1

4

n.a.

-

2

3

4

1

2.9

Styrene
Acrylic

4.2

Acrylic
Emulsions

6.1

Vinyl
Emulsions

2%

3%

4%

7%

12%

Paints & Coatings

Paper & Textile

Flipchart

Adhesives

Carpet
backing

Low-VOC paint

Wooden Frame

Engineered Fabrics

Other

Fire-retardant
wallpaper

Glass Fiber

Tempered
glass

Clothing

Ceiling tiles

Wood table

Celanese Products In Our Daily Lives

Emerging

43%

29%

Source:     Internal Data

Leading the European Architectural
Coatings Market with VAE Technology

Celanese Advantage

Strong sales &
technical services
network

R&D and
manufacturing
excellence

Pressure to reduce
VOCs

Celanese has 80%
market share in
solvent-free paints

11%
Growth in
VAE

2% Growth
Overall

VAM Copolymers includes Veova, and vinyl acrylic

Source:     Kline and Company 2004 / CEPE / Company Data

VAM
Copolymer

All Acrylics

Styrene
Acrylics

Source: Kline and Company / BTA / Company Data

Favorable substitution fuels growth

Translating Paint Success
to North America

Advantage of VAE over Vinyl Acrylic

Better value proposition for paint
producers

Durability / Performance

Lower VOC Levels

Why Low VOC?

Increasingly stringent laws

CA law in July 2006

NY/NJ to follow

Advantage of Celanese in VAE

Formulation expertise

Intellectual property

Backward integration

Celanese
Advantage

5% Growth
Overall

VAE

2005

2010

VAM
Copolymer

All
Acrylics

Consumer Wipes
Engineered Fabrics Market

Global market -
$3 billion

CAGR: 8.5%

Solid intellectual
property position

Highest new product
segment

2nd highest
margin segment

U.S. Market $1.2 billion

CAGR 19%

CAGR 8%

CAGR-1%

Celanese is market leader in growing segment

Source: US & European Industry Association

Composite Reinforcement
 Glass Fiber

Global market– $200 million

CAGR: 3-5%

Step out new product technology

Global availability and consistency

CE targeting new sub-segments

Highest margin segment in portfolio

China fastest growing region

Source: Celanese estimates

Strong Growth Position in China

Source: Kline and Company, Chinese Government & Industry Associations

0%

5%

10%

15%

20%

25%

30%

Adhesives

Coatings

Glass

Fiber

Eng.

Fabrics

Annual Growth Rate*

Only fully integrated acetyls business in the region

China emulsions market -
$1.9 billion in 2007

Highest growth rates globally
in our target market segments

State-of-the-art manufacturing
& product technology

New plant operational 2007

Research & Development
Optimizing Global Network

Today: 7 Global Centers of  Excellence

Acquisition: 24 Labs

Adhesives

Engineered
Fabrics

5

1

3

2

1

1

6

1

4

1

1

1

1

3

Paints &
Coatings

Glass Fiber

Paper

Textiles

Emerging
Markets

Innovation Pipeline
Investing in the Future

Today

Scale-Up

At Acquisition

Scoping

Business Case

Lab Development

Commercialization

Initial Idea

Development

Commercialization

Pipeline revitalization well underway

Innovation Impact

Sales Percentage of New Products, Applications & Translations
created in last 5 years

Higher Margins

Stronger Growth

Sustainable
Competitive
Advantage

Target:
20+ %

Growth through strong pipeline

Increasing Sales and Increasing Margins

2001

2002

2003

2004

2005

2006

2007

CAGR 4-6%

Clariant

Vinamul & Acetex

Air
Products

2008

2009

China Plant

Target

Sustainable Competitive Advantage

Fully integrated acetyl chain – unlike competitors

Market driven innovation – growing size and
share of pie

Capture value in strong markets – increasing
leadership

Well positioned in growing markets – China

     A hybrid chemical business…

                                    Accelerating into the future

Doug Madden

President, Celanese Acetate

Positioning for the Future

Integrated

Engineered
Plastics

Acetate

Emulsions

Merchant sales

Basic Products

Downstream Products

Formaldehyde

VAM

Acetic Acid

Anhydride and
esters

Nutrinova

Building Block

Acetic Acid

Acetate

Anhydride and
esters

Methanol

Acetate Industry Value Chain

Raw Materials

Intermediates

Derivatives

Cigarette filters

Pen filters

Various consumer &
industrial end-uses

Clothing

Home furnishings

Film

2-4% growth

Window cartons

“Invisible” tape

End Uses as % Di-Acetate Industry Sales

Filament

5% decline

Plastics

Flat growth

Tow

2-3% growth

Di-Acetate
Flake

Wood Pulp

Acid &
Anhydride

End Uses

Product Overview and Global Reach

Produce Acetate flake and tow used principally in the manufacture of textiles and cigarette filters

Tow – 90% of sales

Flake – 10% of sales

#1 worldwide producer of Acetate flake and
tow, with joint ventures in China

Acetate Tow

Acetate Flake

Efficient network of 3 sites:
Narrows, USA; Mexico; Belgium

Complex and costly manufacturing
footprint in N. America and Europe

Case for Revitalization

Challenges – pre 2004

Opportunities – 2007  forward

Improve performance and cash generation

Cash generation: EBITDA + JV
dividends ~$85mm-95mm

Cash generation: EBITDA + JV
dividends ~$130mm-160mm

Shifting global tow demand trends
and utilization rates

Significant expansion
opportunity with Chinese JV
partner of ~20 years

Declining filament business with
significant working capital needs

Exit filament business

2005 to
2007

Acetate Restructuring

Focus on strategic tow business following restructuring

End-state Configuration

Closed

na.

na.

Rock Hill, US

expand

na.

Close ‘07

Flake

na.

na.

Closed

Closed

na.

Filament

expand

Closed

Tow

China JV’s

Belgium

Narrows, US

Mexico

Canada

Optimizing
Geographic
Footprint and Exit
Filament

Reduces manufacturing sites from 5 to 3

Planned 35-40% reduction in Acetate
work force (approx. 1,000 employees)

Exit non-strategic filament business

Expanding China joint ventures

Acetate Revitalization Path

Timeframe

2002

2003

2004

2005

2006

2007

A Solid Foundation

Restructuring/Repositioning

Joint venture tow expansions

Filament exit / site optimization

Beyond 2007

Maximize cash generation

Selective & sustainable growth

Joint venture flake expansion

Historical

Modest cash generation

JVs Positioned in Growth Region

Tow expansions complete

Flake expansion on-track 2007

Chinese demand outpacing domestic
capacity

*includes JV capacity

Projected Chinese Tow Demand**

100

150

200

250

300

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

Forecast Demand

Actual Demand

**Source: Celanese Estimates

Through JVs, Celanese has 50% of Asian tow capacity

Company

Celanese*

Global Comp A

Global Comp B

0

~ 50

0

Asia Tow Capacity
(%)

CAGR: ~5%

Renewal and Selective Growth

Acetate resources will be focused on four main
project areas

Capital efficient and profitable growth

Alternative asset
deployment

Maximum participation in future filter
design and material components

Application Development

Accelerate tow product attributes and
capabilities in alignment with
customers

Product Development

Advance process technology

Technology

Objectives

Focus Area

Acetate Earnings Profile

$130 mm –
$160 mm

* EBITDA excluding special charges. ** JV dividends from cost investments

Acetate Summary

Celanese Acetate is well positioned globally

Stable contributor over the cycle

Significant restructuring effort on track

Step change improvement in performance of cash
generation expected

Renewal and selective growth efforts:

Improve mix and cost position

Selective growth expanding footprint in China

Q&A

“Controlling the Controllables”
Celanese Specific Opportunities

Jim Alder, VP – Operations and Technical

Strong Execution Track Record

EBITDA Margin  vs. Peers

Excluding Special Charges;   Celanese restated 2000-2003

Peer group: Dow, DSM, Eastman, ICI, Lyondell, Methanex, Millennium, Rhodia,  Solutia

Source:  PWC Benchmark data from publicly available data for 2000-2004.

Sustained progress versus peers

0

250

500

750

1,000

250

’01

400

’02

470

’03

760

'04

830

1H '05

Excellence in Manufacturing

Forecast

“Controlling the controllables” and delivering bottom-line results

35% reduction

vs. 2000

20% usage

reduction vs. 2001*

best-in-class

Near best-in-class*

best-in-class

best-in-class*

* Data for Chemicals and Ticona Divisions

Productivity and Performance Culture

No longer just projects or initiatives

2001

2002

2003

2004

2005

Shared Services Redesigns

Purchasing & Pricing

Division SG&A Redesigns

Mfg. Work Practices

One SAP

Energy Excellence

Forward Restructuring

Maintenance Excellence

Six Sigma

> $400
million
opportunity
by 2007

Extending excellence beyond manufacturing

Upside

Celanese Specific Opportunities

SG&A

$125 million opportunity

Purchasing

$100 million opportunity

Acquisitions  and synergies

Vinamul and Acetex

$120 million opportunity
plus synergies

Synergies upside
confirmed

Methanol sourcing

$45-50 million
opportunity

Celanese Specific Opportunities
SG&A

2005 progress in many areas

Business redesigns

Shared services optimization

Tighter cost  control (i.e. travel)

Significant opportunity remains

Key enablers defined

Headquarter consolidation

Financial close process and
systems standardization

Sarbanes Oxley compliance

Offshoring and outsourcing

Minority squeeze out

*  Proforma, with adjustments for acquisitions, special management compensation, and Blackstone related costs

*

*

~50

~75

On track to achieve $125 million reduction

Simplify, Standardize, Digitize

Celanese Specific Opportunities
Purchasing

Initial success in pallets and packaging

New and expanded tools

Low cost country sourcing

E-bidding

Rapidly expanding project pipeline

On track to achieve $100 million savings

25

E-bidding savings
($ millions)

Total Purchasing Savings
($ millions)

Celanese Specific Opportunities
Vinamul and Acetex Acquisitions

Building capabilities to acquire
businesses and increase value

Synergies in multiple areas

Excellence in manufacturing

$0.80 - 0.88

With synergies

865

2004 Sales

$0.56

Base contribution

710

Acquisitions price

EPS*

$ million

SG&A

Other

Manufacturing

& Technical

Logistics

Synergies @ 6-8 % of sales

$25 million upside to initial synergies estimates

* At 2005 estimated tax rate for adjusted EPS of  20% and 172 million diluted shares

Celanese:  “Controlling the Controllables”

Excellence in manufacturing

Strong execution track record and
productivity culture

Clear path for further improvement

Capturing Celanese Specific
Opportunities, with upside

> $400 million opportunity

40% in 2005, balance by 2007

Building acquisition capabilities

A high-speed productivity machine that’s accelerating

EBITDA Margin vs. Peers

Performance Driven Solutions

Ticona and the Engineering Polymer Industry

Lyndon Cole

President, Ticona

Downstream value

Integrated

Building Block

Basic Products

Downstream Products

Formaldehyde

Engineered Plastics

Merchant sales

Emulsions

VAM

Acetate

Nutrinova

Anhydride and
esters

Acetic Acid

Methanol

Focus on Profitable Growth

Volume  Development 2001 to 2005, kt

2001 to 2004 volume growth each year

2004 to 2005 essentially flat volume

Automotive demand

Focus on pricing

Long-term sales growth 2x IPI  expected

Continuous bottom line improvements
despite increased raw material costs

96%

4%

Standard Polymers

High Performance Polymers (HPP)

Engineering Thermoplastics (ETP)

Global Plastics Consumption Estimate 2004:  ~190 MM tons (Growth vs. 2003 = 5.7%)

ABS, SAN, ASA: 3.5%

PE = 34%

PP = 19%

PET = 4.5%

PU = 6%

PVC = 17%

PS, EPS = 9%

others = 3%

The Plastics Landscape –
Engineering Polymers, a Valuable Piece of the Market

Comprising: PA 6 & PA 66,  PA 11 and PA 12, PC, POM, PBT, COPE, PET technical, PPE, COC & COP,
UHMW-PE, PPS, LCP, High Performance Nylons, PEEK, PEI, PES & PSU, PTFE & other fluoropolymers

Range of Products

€    100 / kg

€      10 / kg

€        3 / kg

€        1 / kg

Engineering Polymers will grow most
in Asia and Eastern Europe

CAGR 2005 / 2010 in percent

Europe:           5 – 6 %                          North America:                            5 – 6 %                                   Latin America:                                       9%

Japan:              3 – 4 %                          Asia without Japan:                   9 – 10 %                              Africa/Middle East:                            9%

2005: 7,985 kt

2010: 11,000 kt

CAGR: 6.7%

Source: Global Insight, World Economic Outlook Conference, April 2005

Suzano / Brazil

Kelsterbach, Germany

Oberhausen, Germany

Seoul / Korea (KEP)

Kaoshiung / Taiwan
(Polyplastics, Chang Chun)

Kuantan / Malaysia
(Polyplastics)*

Nantong / China
(PTM Engineering Plastics
(Nantong) Co., Ltd.),
coming on stream Q2/2005

Fuji City/Japan
(Polyplastics Co. Ltd.)

New GUR plant in Asia

(location TBD)

Auburn Hills, Michigan

Wilmington,
North Carolina
(Fortron Industries)

Shelby, North Carolina

Winona, Minnesota

Bishop, Texas

Florence, Kentucky

Strong Global Presence

2004 Sales by Region

Strong Network of Affiliates in Asia

Europe
28%

America

21%

ROW
2%

Asia/Pacific

49%

Note: Regional split refers to Ticona sales + Polyplastics Sales

Ticona: Global Presence with Strong Leadership Position

Our global product position

2,5

2,0

1,5

1,0

0,5

0

#1

2,0

POM

Sources: SRI, Tecnon and industry sources

Automotive

Electronics

Consumer

Medical

Polyacetal
(Hostaform®, Celcon®)

Ticona: Global Presence with Strong Leadership Position

Our global product position

2,5

2,0

1,5

1,0

0,5

0

#1

2,0

POM

#1

0,6

UHMW-
PE

Sources: SRI, Tecnon and industry sources

Battery Separators

Industrial Specialties

Filtration

Medical

Ultra-high molecular
weight PE (GUR®)

Ticona: Global Presence with Strong Leadership Position

Our global product position

2,5

2,0

1,5

1,0

0,5

0

#1

2,0

POM

#1

0,6

UHMW-
PE

#2

0,4

PPS

Sources: SRI, Tecnon and industry sources

Automotive

Transportation

Fuel Cell

Electronics

Polyphenylene sulfide (Fortron®)

Ticona: Global Presence with Strong Leadership Position

Our global product position

2,5

2,0

1,5

1,0

0,5

0

#1

2,0

POM

#1

0,3

LCP

#1

0,6

UHMW-
PE

#2

0,4

PPS

Sources: SRI, Tecnon and industry sources

Electronics

Electrical

Automotive

Medical

Liquid Crystal Polymers
(Vectra®)

Ticona’s products are widely distributed
across many Industries

Note: Bubble size indicates end use segment percentage within product group

Data Source: Engineering Thermoplastics Compounds In W-Europe, Applied Market Information (AMI) Ltd., Bristol, UK, 06/03

PA

PC

PC/ABS

PBT

POM

Auto – Interior

Auto – Under the Hood

Auto – Exterior

Auto – E/E

E/E components

E/E housings

Consumer goods

Industrial/Engineering

Building/Construction

Medical/Healthcare

Packaging

Volumes by end use market

2004 Sales: $ 863 million

Ticona’s End Use Markets

Automotive 49%

Electrical &
Electronics 6%

Medical 3%

Industrial 10%

Growth and Innovation Opportunities in Automotive

Electrical Systems

Connectors

Power distribution
housing

Ignition devices

Switches

Lighting

Relays

Exterior

Roof Systems

Wiper Systems

Washing Systems

Front-End

Growth and Innovation Opportunities in Automotive

Under the Hood

Air control valves

Oil blast circuit breakers

Water distribution
systems

Growth and Innovation Opportunities in Automotive

Interior

Safety Systems

Switching Systems

Instrument Panels

Seating Systems

Pedals

Door-Modules

Growth and Innovation Opportunities in Automotive

Fuel Systems

Conveyor Systems

Knock off / knock on nuts

Electrical Shielding
(ESD)

Capless System

Pumps

Growth and Innovation Opportunities in Automotive

Eliminated $300,000 + tool change

Class ‘A’ appearance out of the mold

7% weight reduction

Eliminated paint – Saved $4 per vehicle

Celcon® Low gloss interior

door handle surround

Growth and Innovation Opportunities –
2006 Chevy Trail Blazer

Growth and Innovation Opportunities –
C6 Corvette

Replaces metal with cost effective Celstran ® composites

Molded-in color enhances interior harmony

Maximizes cockpit air flow

HVAC System

Source: Kunststoffe, 3/2005 - Automobilwoche

Ticona and Industry Gaining from Innovation

Growth of plastic in percent of car volume – from 6 % in 1970 to 18 % in 2008

Assumptions, market data, industrial sources

Accelerating Growth in Automotive

Innovation Fuels Growth

Substitution of metal, glass and
other materials

Improved existing application
fields

Development of new application
fields

Ticona type of resins
in lbs per car

New Ticona Applications

Electrical

Modular construction

Comfort and Safety

Fuel Systems

Environment: CO2 reduction

Ticona – Our Approach to Global Growth:

Anticipating Future Customer Needs

Individualism

Convenience, Comfort

Aging Society

Environmental

Health Care

Safety

Globalization

Mobility

Megatrends

Anticipating Future Customer Needs

Ticona Materials Enhance Options for Combustion Engines

Growth Opportunities in Hybrid Engines

Optimized
combustion engine

Alternative fuels

Fuel cell drive

Hybrid drive

Lightweight
construction

Replacement of metal

Integrated Starter Automated
Damper (ISAD)

Higher temperatures, pressures,
flow rates and electrostatic
charging

Injection molded bipolar plates

Bio - diesel

Hybrid Car Sales Are Growing

Source: Mercer / Automobilwoche Nov. 2005

Global Drive Concepts

Market Share in  Cars 2011

Alternate
Combustion

7%

Gasoline

70%

Diesel

23%

Global Alternate Combustion

Market Share in Cars 2011

Hybrid

24%

Autogas

74%

Fuel Cells

1%

H2

1%

Global Growth of Hybrid Cars

WMRC, July 2005

2004           2005           2006           2007           2008           2009          2010

1,400,000

1,200,000

1,000,000

800,000

600,000

400,000

200,000

0

Lightweight Construction – Other Sectors

Innovation in Aircraft Construction:
Growing Significance of Composites

1980

A 300/310

Share of composites: 8%

2000

A 340 500/600

Share of composites: 15%

2004

A 380

Share of composites: 20%

2010

Passenger aircraft
next generation

Share of composites : 40%

Safe, efficient, environmentally friendly

Modern design

Licensed for aircraft construction

New applications from Fortron® PPS

Fortron PPS – Success in the aviation industry

Example:
Leading edge for the Airbus A 380

Fortron PPS – Keelbeam

181 pounds of Celstran per truck

Celstran® composite “skeleton”

30 % lighter than metal

Saves fuel

Increases customer payload/revenue

Lightweight construction: Replacing Metal with Composites –

Heavy Truck – Body Panel Structural Framework

Integrated front-end module

Medical Markets –
Growing Opportunities for Engineering Polymers

Implants for Better Quality of Life

The biocompatibility and flexibility of
the part design have led to GUR‘s
successful use in orthopedic implants
for over 40 years

Knee implant

Low stereate grades of GUR are now
the most frequenty used materials
for bearing surfaces in orthopedic
surgical implant technology

Hip implant

Drug delivery
systems with
Ticona plastics

Inhalers

PENs

Generally not treatable
with tablets!

Population

Market growth

Low
growth

High
growth

Cardio-
vascular

diseases

Asthma

Diabetes

Chronic
respiratory tract diseases

Osteo-

porosis

Arthritis

Hyper-

tension

Sharp increase in chronic diseases –
new requirements for drug delivery systems

Source:  PERA report, 2003

Drug Delivery Systems – Growth by Region

Medical customers expect continuity, commitment and control

2001

2006

35

30

25

20

15

10

5

2001

2006

North America

Value in billion dollars

Europe

Value in billion dollars

Average annual
growth rates:

20%

Average annual
growth rates:

18%

12

27

14

35

35

30

25

20

15

10

5

Source:  Fredonia Group

Innovation Through Translation

Medical Grades MT

Translation: From One Region to Another

Medical dosage systems

Strong development in Europe

High entrance barriers

Increasing US market

More therapeutic areas

International standards

Drivers

Patient Safety

Aging Society

Hybrid Cars

Translation: From One Region to Another

Introduced by Toyota in 1997

Large market in Asia

Polyplastics well positioned

Future growth in US

500,000 cars by 2010

Ticona materials will gain

Drivers

Fuel Price

Legislation

Green Image

Polyester XFR

Translation: From One Market to Another

Electronics

Flame retardant

Halogen free

Cycle times

Appliances & Housing

Tracking resistance

UV Stability

Processability

Drivers

WEEE

Regulation

Environmental

GUR

Translation: New Product Development

Industrial applications

Wear resistance

Impact strength

Porous materials

Micro powders

Additives and filtration

Drivers

Density

Molecular weight

Morphology

1961

1968

1976

1982

1993

1997

1999

2001

2005

1961

Over 40 years of Hostaform® POM production –

1968

1976

1982

1993

1997

1999

2001

2005

New Hostaform® MT ® production
line comes on stream

Growing Through Performance Driven Solutions

Technical Polymers are an attractive franchise

yesterday – today - tomorrow

Ticona – is a leading supplier of engineering polymers

Global reach and positioning

Customer focused

Solution oriented

Continuity, commitment and control are imperatives to

Enable innovations at our customers

Deliver high quality products

Continuously improve all business processes

Josh Cheng
President, Celanese China

Asia Strategy:  Focus on China

Recent Economic Performance
(Q3,05)

GDP grew at 9.4% YoY during Q3 2005

Fixed Asset Investment grew to US$601
billion by Sept. - up by 27.7% YoY

Retail Sales increased by 13% YoY to
USD$557 billion by Sept.

Exports continued to grow strongly while
demand for Imports subdued

CPI increased 2% YoY during Jan. to Sept.

13

21

Bank Deposits Growth, %

10

19

Bank Loans Growth, %

102

103.9

Consumer Price Index

4.6

4.5

Unemployment, %

36.6

32.2

Petrochemicals Sector
Growth  %

25

35

Exports Growth, %

18

18

Retail Sales Growth, %

999

844

Fixed Asset Investment

9.2

9.5

GDP Growth %

2005f

2004a

US$ Bn

a = actual  f = forecast

Note: Exchange Rate was adjusted to 1USD=8.1 RMB from 1USD= 8.3RMB from July

Sources: National Bureau of Statistics, Access Asia Estimates, China Money of ISI,
2005 Government Work Report

Drivers of China Petrochemical Growth

Thorny Issues with US: Trade and RMB

Highlights on Trade

China’s trade surplus by Q3 2005
stood at $68 billion versus $32 billion
in 2004

The future growth rate is seen to slow
down … but slightly…

This year’s trade surplus will triple to
$90-100 billion

Consequences

Intensifying Trade Disputes

       China has been locked in a number of
major trade disputes this year, especially
in the textile sector with US & EU.

Bringing Pressure On RMB

       China‘s rocketing trade surplus resulted in
a barrage of foreign criticism that it keeps
RMB undervalued to give it an unfair trade
advantage

Source: Thomsen Datastream

2004

2005

0

25

50

75

100

12-month moving totals, $bn

Trade surplus to triple ($90-100 bn)

Celanese
Approach

Celanese Asia Strategy:  Focus on China

World-scale integrated
acetyl complex in
Nanjing
beginning in 2007

World-scale GUR®
facility
2008

Direct

Establish leading
Chemicals position
in Singapore
2000

Establish
Polyplastics
Co. Ltd.
1964

Establish Korea
Engineering
Plastics Co. Ltd.
1999

Establish
Celanese Acetate
China Ventures
1989, 1994

JV

Ticona

Ticona

Acetate Products

Best Practices & Early Lead

Our Asian Joint Ventures – Successful
Partnerships

Strategic and operational
investments for CE

Profitable, with long track
record of success

Leverage investments for
key markets

Nantong Cellulose
Fibers Co.

Nantong, China

Kunming Fibers Co.

Kunming, China

Korea Engineering

Plastics

Seoul, Korea

Polyplastics JV

( Taiwan)

Kaohsiung , Taiwan

Polyplastics

Kuantan, Malaysia

Polyplastics JV
(PTM Eng Plastics)
Nantong , China

Polyplastics

Tokyo, Japan (HQ)

Fuji City, Japan

Zhuhai Fibers Co.

Zhuhai, China

TICONA

ACETATE

Polyplastics JV

(WinTech Polymer)

Matsuyama, Japan

Xinjiang

Tibet (Xizang)

Qinghai

Gansu

Ningxia

Inner Mongolia

Shaanxi

Shanxi

Hebel

Beijing

Liaoning

Jilin

Heilongjiang

Hebel

Henan

Anhui

Jiangsu

Shanghai

Zhejiang

Hubei

Jiangxi

Fujian

Hunan

Taiwan

Guangdong

Guangxi

Guizhou

Sichuan

Yunnan

Hainan

Hong Kong

Manufacturing Sites

Marketing and Sales Offices

Well Positioned for Future Growth

Two wholly owned foreign
entities

Three equity / cost affiliates

Four sales centers

Five potential projects

Six legal entities

Seven product categories

Celanese Presence in Nanjing

Celanese Nanjing Chemical Complex

Coal-based feedstock technology for CO

Acetic Acid – 600 kt

Vinyl Acetate

Emulsions

Possible Acetic Anhydride

Acetic Acid Project

On schedule

Commercial sales in early 2007

China Acetic Acid Consumption

Commercialization of the Nanjing facility in early 2007 will support high Chinese domestic growth

Growth                                         13%                  22%         15%                16%                      10%          10%               10%

Nanjing Acetic Acid Project
Operation Strategy

Celanese Nanjing Chemical Company (CNCC) and Celanese Singapore
to be managed and supported as a pair

Experienced support from Mandarin speakers in same time zone

Consistent performance expectations

Growth and development opportunities for Singapore employees

Operations training to take place in Singapore

Training in Mandarin language to ensure understanding

Establishing effective working relationships

Operational Excellence tools and systems from Singapore to be used

Six Sigma, Lean Manufacturing, Maintenance Reliability,
Digitization, Lean Work Processes

Celanese Nanjing Project

Nanjing Acetic Acid Project Update
(as of mid-November 2005)

          Warehouse

Admin / Control Building

2005/08

2005/11

Process Pipe Rack

2005/08/11

2005/11/24

Main Process Area

2005/07/01

2005/11/11

2005/09/30

2005/11/11

2005/11/04

2005/11/24

2005/11/11

Underground Services

2005/09

2005/10

2005/11/24

Substation

Fire Water Tanks

2005/11/24

2005/08

2005/09

2005/09

2005/09

2005/11/24

Tank Farm/Cooling Towers

2005/11/24

John J. Gallagher III, Chief Financial Officer

Building a Case for Value

         Advantaged raw materials

            Southern Methanol

            Coal-based CO

         On track for $125 million SG&A
savings

         Identified $100 million
purchasing savings

         Acetate restructuring
underway

         Acetex and Vinamul synergies
of 6-8% of Sales

Control the Controllable

Focused on Creating Value

      Acquired Acetex and
Vinamul

      Expanded Acetate tow
in China

      Introduced VAntage
Plus™ technology

      New POM medical
grade production

Accelerating

Growth & Innovation

        Continued leadership in
Acetyls

        Acetate well positioned in
high growth region

        Announced VAE
expansion in Nanjing
chemical complex

        Announced world scale
GUR plant in Asia

Demonstrating

Global Leadership

$384

Free Cash Flow

$870 up 42%

$253 up 16%

Adjusted EBITDA

$114 up 73%

$47 up 50%

Equity/Cost Investments Dividends

$1.64

$0.49

Adjusted Diluted EPS

$410 up 302%

$92 up 268%

Operating Profit

$4,562 up 22%

$1,536 up 21%

Sales

9 months
ended 9/30/05

3rd Qtr 2005

(in $ millions)

Strong Underlying Business Results

Expansion of operating profit despite rising raw material and energy costs

Higher pricing on strong demand and high capacity utilization in Chemical
Products

Strong free cash flow

Full Year 2005 Outlook

Diluted adjusted EPS increased to $2.10 to $2.20
from previous guidance of $1.95 to $2.05

Lower tax rate

Reduced to 19% to 21%  from 24%

Lower personnel costs

Strength of IBN Sina, Saudi cost affiliate

Adjusted EBITDA increased to between
$1,070 to $1,100 million from a previous
guidance of $1,060 to $1,090 million

2006 Business Outlook

Planned margin compression continues

Moving toward specialty-chemical
performance

Performance
Products

Improving earnings with progress on
restructuring

Resumption of dividends from JV’s

On path to targeted profitability levels

Acetate
Products

Increasing penetration in key markets

Flat global automotive demand

Positive impact of COC sale

Ticona

Tightened supply/demand balance in 2nd half
of the year

Continued strong global demand

Chemical
Products

2006 Diluted EPS
Guidance

$2.50 to $2.90

Investment Thesis

Favorable industry fundamentals through 2008

Strong free cash flow

Hidden value in the Affiliates

Attractive portfolio

Favorable Industry Fundamentals through 2008

VAM  Supply & Demand1

1 Based on Celanese Estimates as of Nov 30, 2005.

2 Acid effective capacity based on 90% of nameplate and VAM based on 94% of nameplate.

Acetic Acid  Supply & Demand1

Acetic Acid  and VAM Effective Capacity Utilization1

97%

92%

2007

95%

94%

98%

97%

VAM2:

91%

92%

93%

91%

Acid2:

2008

2006

2005

2004

Celanese Cash Flow Overview

Strong free cash flow

485 - 595

Free Cash Flow**

(200 - 250)

Capital Expenditures

735 - 795

Cash Flow from Operations

-

Other Cash Items

-

Excess Pension Contributions

-

Change in Working Capital

(60-100)

Taxes

(230 - 250)

Net Cash Interest

1,085

Adjusted EBITDA*

Representative Cash Flow

  (in $ millions)

*  Midpoint of revised 2005 guidance as of Dec 13, 2005

** Defined as cash flow from operations less capital expenditures

Strategic Uses of Cash

Initiated common dividend

Paying preferred dividend

Return to shareholders via
dividends

Investing in Nanjing

Restructuring Acetate Products

Maintain industry-leading
asset base

Closed Acetex acquisition

Closed Vinamul acquisition

Strategic, Bolt-on Acquisitions

IPO forecast of $3.6 billion in net debt –
9/30 Actual figures at $3.1 billion

De-leverage balance sheet

2005 Progress

Equity and cost investments play key role in strategy

Income Statement

Cash Flow

Significant Contribution from Equity
and Cost Investments

130+

Hidden Value through Equity Affiliates

Cash and Proportional EBITDA of Equity Affiliates
 in $ millions

Cash from
Equity Affiliates

Not included in

Adjusted EBITDA

Total proportional
EBITDA from Equity
Affiliates

Total proportional EBITDA not properly reflected

0

20

40

60

80

100

120

140

160

2003

2004

2005

2006

2007

Proportional EBITDA
above Cash
(Hidden Value)

Included in

Adjusted EBITDA

Competitors

Celanese

Company

Strong

Asian
Presence

Nutrinova

Niche
Market #2

Acetate Tow

Ticona

Acetic Acid,
VAM,
Emulsions

Niche
Market #1

Plastics

Core
Products

Attractive Portfolio

Key Factors:

Profitability

Growth Expectations

Technology Position

Leadership Execution

Industry Structure

Celanese Portfolio Position

versus

Valuing Celanese into the Future

Stock Price based on 2006

EPS of $2.50 – $2.90

4

6

8

10

12

14

16

Favorable industry fundamentals through 2008

Strong free cash flow

Hidden value in the Affiliates

Attractive Portfolio

P/E Multiple based on 2006e EPS*

* Based on sell side research as of Nov. 22, 2005.

$23 to 26

Underlying business strength not reflected in current valuation

$30 to 45

PEER GROUP

(non commodity)

Appendix

2006 Guidance

Diluted EPS:  $2.50 to $2.90

Depreciation/Amortization

$240 - $260 million

Cash Interest Expense

$230 - $250 million

Effective Tax Rate

18% - 22%

Capital Expenditures

$200 - $250 million

CE Equity

158.5 million shares common stock outstanding

11 million stock option grants

12 million shares convertible preferred

Preferred dividends of approx. $10 million on 9.6 million shares outstanding

Capitalization

Cash

Senior Credit Term Loan

Senior Credit Revolver

Floating Rate Term Loan

Total Senior Debt

    Senior Sub Notes ($)

Senior Sub Notes (€*)

Other Debt

Total Cash Pay Debt

    Discount Notes Series A

Discount Notes Series B

Total Debt

    Shareholders' Equity

Total Capitalization

Net Debt(Total Debt Less Cash)

                            838

                            624

                                     -

                            350

                            974

                       1,231

                            272

                            383

                       2,860

                            103

                            424

                       3,387

                         (112)

                       3,275

            2,549

December 31,
2004

June 30,
2005

(in $millions)

                          401

                    1,719

                              35

                                   -

                    1,754

                          800

                          157

                          415

                    3,127

                              72

                          298

                    3,496

                              59

                    3,556

           3,095

September 30,
2005

                          959

                    1,725

                                   -

                                   -

                    1,725

                          800

                          157

                          351

                    3,033

                              70

                          290

                    3,393

                          126

                    3,519

           2,434

* Translated at 1.2042 - effective date Sept. 30, 2005

Debt Amortization and Maturity

$ in millions

Senior Secured Term Loan - $1,632

Senior Subordinated Notes - $957

Senior Discount Notes - $554

As of June 30, 2005

*  Includes $90  short-term borrowing  from  affiliated companies

Celanese Corp. – Net Debt(1)

($ in millions)

9/30/05 LTM Adjusted EBITDA $1,057

(1) Debt excludes pension liabilities.

(2) Total facility size of $600m.

(3) Are above Celanese Holdings level.

Source: Company filings and company information.

Original

transaction

(Jan. 2005)

Amount as of

9/30/05

Multiple of 9/30/05

LTM Adjusted

EBITDA

Revolver

(2)

$35

0.0x

Term Loan B

–

USD denominated

1,390

1.3x

Term Loan B

–

Euro tranche

329

0.3x

Total senior debt

2.1x

$1,754

1.6x

Senior subordinate

d notes

957

0.9x

Other debt

415

0.4x

Total Celanese Holdings debt

3.7x

$3,126

2.9x

Senior discount notes

(3)

370

0.4x

Total debt

4.0x

$3,496

3.3x

Cash

(

401

)

0.4x

Net debt

3.3x

$3,095

2.9x

Celanese Corp. - Cash Flow

(in $millions)

Full Year

September 30

2004

2005

  Adjusted EBITDA

801

870

  Net cash interest

(154)

(129)

    Special charges and restructuring in ops

(153)

(79)

  Taxes

(39)

(44)

Change in trade working capital

(48)

(25)

  Excess pension contributions

(474)

(63)

   Other cash items

(103)

  (14)

Operating cash flow from operations:

(170)

516

   Capital expenditures

(210)

(132)

Free cash flow:

(380)

384

  CAG acquisition and minority buyout

(1,633)

(397)

  Vinamul acquisition

-

(208)

  Acetex acquisition *

-

(496)

  Other

-

  18

Net cash flow after Investments:

(1,884)

(545)

*  Acetex acquisition includes cash paid and Acetex bond redemption, net of cash assumed

  Sale / Purchase of marketable securities

  (41)

  79

  Net proceeds from disposal of disc ops

-

  75

Sale of other assets

170

  -

Equity Investments Summary

Reg G Reconciliation

For future periods, Celanese is currently unable to estimate the impact of special charges or changes in accounting principles or policies on free cash flow, adjusted
EBITDA or adjusted EPS.  Celanese is therefore currently unable to reconcile the most directly comparable GAAP measures for these items for forecasted periods.
Reconciliations for historic periods appear in the following slides and on the company’s website www.celanese.com

Reg G:  Reconciliation of Diluted Adjusted EPS

Reg G:  Reconciliation of Net Debt

Reg G:  Reconciliation of Adjusted EBITDA

Ac

elerating Celanese

Celanese Investor Day

December 13, 2005

St. Regis Hotel, New York

Q&A

Ac

elerating Celanese

Celanese Investor Day

December 13, 2005

St. Regis Hotel, New York